UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2017

ASURE SOFTWARE, INC.
(Exact name of registrant as specified in charter)

Delaware	0-20008	74-2415696
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

110 Wild Basin Road, Suite 100, Austin, Texas 78746
(Address of principal executive offices)

512-437-2700
(Registrant’s telephone number, including area code)

N/A
(Former Name and Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)         On April 6, 2017, the Board of Directors granted options to purchase shares of our Common Stock to employees under our 2009 Equity Plan, as amended, including to the named executive officers shown in the following table:

Named Executive Officer	Title	Options Granted
Patrick Goepel	Chief Executive Officer	50,000
Eyal Goldstein	Chief Revenue Officer	30,000
Joseph Karbowski	Chief Operating Officer	15,000
Brad Wolfe	Chief Financial Officer	15,000

All of the options granted to the named executive officers are non-qualified.  The exercise price of the options is the closing price of our Common Stock on the Nasdaq Capital Market on April 6, 2017. The options have a five year term and will vest in four equal installments over a 4 year period subject to continued service.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASURE SOFTWARE, INC.

Dated: April 10, 2017                                                                        By           /s/ Brad Wolfe
     Brad Wolfe, Chief Financial Officer